                                                                    EXHIBIT 24.1

                         CIGNA VARIABLE PRODUCTS GROUP

                               POWER OF ATTORNEY


The undersigned hereby appoints Alfred A. Bingham III and Jeffrey S. Winer, each of them singly, attorney for me and in my name and on my behalf to sign any Registration Statement under the Securities Act of 1933 and any Registration Statement under the Investment Company Act of 1940 for CIGNA Variable Products Group, and any amendment to any such Registration Statement to be filed not later than December 31, 1995 with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940, and generally to do and perform all things necessary to be done in that connection, hereby ratifying and confirming my signature as it may be signed by my said attorney to any and all Registration Statements and amendments.

Signed this 11th day of October, 1995.


                                          /s/ Hugh R. Beath
                                          --------------------------------------
                                          Hugh R. Beath, Trustee

                                                                    EXHIBIT 24.2

                         CIGNA VARIABLE PRODUCTS GROUP

                               POWER OF ATTORNEY


The undersigned hereby appoints Alfred A. Bingham III and Jeffrey S. Winer, each of them singly, attorney for me and in my name and on my behalf to sign any Registration Statement under the Securities Act of 1933 and any Registration Statement under the Investment Company Act of 1940 for CIGNA Variable Products Group, and any amendment to any such Registration Statement to be filed not later than December 31, 1995 with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940, and generally to do and perform all things necessary to be done in that connection, hereby ratifying and confirming my signature as it may be signed by my said attorney to any and all Registration Statements and amendments.

Signed this 10th day of October, 1995.


                                          /s/ Russell H. Jones
                                          --------------------------------------
                                          Russell H. Jones, Trustee

                                                                    EXHIBIT 24.3

                         CIGNA VARIABLE PRODUCTS GROUP

                               POWER OF ATTORNEY


The undersigned hereby appoint Alfred A. Bingham III and Jeffrey S. Winer, each of them singly, attorney for me and in my name and on my behalf to sign any Registration Statement under the Securities Act of 1933 and any Registration Statement under the Investment Company Act of 1940 for CIGNA Variable Products Group, and any amendment to any such Registration Statement to be filed not later than December 31, 1995 with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940, and generally to do and perform all things necessary to be done in that connection, hereby ratifying and confirming my signature as it may be signed by my said attorney to any and all Registration Statements and amendments.

Signed this 13th day of October, 1995.


                                        /s/ R. Bruce Albro
                                        --------------------------------------
                                        R. Bruce Albro,
                                        Chairman of the Board and President


                                        /s/ R. Bruce Albro
                                        --------------------------------------
                                        R. Bruce Albro, Trustee


                                        /s/ Arthur C. Reeds
                                        --------------------------------------
                                        Arthur C. Reeds, III, Trustee

                                                                    EXHIBIT 24.4

                         CIGNA VARIABLE PRODUCTS GROUP

                               POWER OF ATTORNEY


The undersigned hereby appoints Alfred A. Bingham III and Jeffrey S. Winer, each of them singly, attorney for me and in my name and on my behalf to sign any Registration Statement under the Securities Act of 1933 and any Registration Statement under the Investment Company Act of 1940 for CIGNA Variable Products Group, and any amendment to any such Registration Statement to be filed not later than December 31, 1995 with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940, and generally to do and perform all things necessary to be done in that connection, hereby ratifying and confirming my signature as it may be signed by my said attorney to any and all Registration Statements and amendments.

Signed this 10th day of October, 1995.


                                         /s/ Paul J. McDonald
                                         --------------------------------------
                                         Paul J. McDonald, Trustee